INDEXIQ ACTIVE ETF TRUST
IQ MacKay Multi-Sector Income ETF
(the “Fund”)
Supplement dated May 19, 2023 (“Supplement”) to the Fund’s
Statement of Additional Information (“SAI”), dated June 30, 2022, as supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the same meanings assigned to them in the SAI.
Effective immediately:
1.
In the section entitled “Management Services”, the second paragraph of the subsection entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

The following portfolio managers are primarily responsible for the day-to-day management of the Fund: Neil Moriarty, III, Michael DePalma, Sanjit Gill, CFA, Eric Gold, Tom Musmanno, CFA, Lesya Paisley, CFA, Edward Silverstein and Scott Sprauer.
2.
In the section entitled “Management Services”, the table in the subsection entitled “Other Accounts Managed” is amended to add the following:

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
Portfolio Manager	Registered Investment Company ($mm)	Other Pooled Investment Vehicles ($mm)	Other Accounts ($mm)	Registered Investment Company ($mm)	Other Pooled Investment Vehicles ($mm)	Other Accounts ($mm)
Michael DePalma*	8 / $3,103	25 / $9,215	104 / $17,525	0 / $0	1 / $212	2 / $757
Tom Musmanno, CFA*	7 / $3,008	9 / $1,789	83 / $14,347	0 / $0	0 / $0	2 / $757

*
The information presented for Messrs. DePalma and Musmanno is as of April 28, 2023.

3.
In the section entitled “Management Services”, the first sentence of the subsection entitled “Ownership of Securities” is deleted in its entirety and replaced with the following:

As of April 30, 2022, Messrs. Moriarty, III, Gill, Gold, Silverstein and Sprauer and Ms. Paisley did not own Shares of the Fund. As of April 30, 2023, Messrs. DePalma and Musmanno did not own Shares of the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
MEMMSB15a-05/23